Execution Version

STOCK PURCHASE AGREEMENT
This Stock Purchase Agreement (this “Agreement”), dated as of November 9, 2016 by and between GrizzlyRock Institutional Value Partners, LP, a Delaware limited partnership (“Investor”), and Kingsway Financial Services Inc., an Ontario corporation (the “Company”).
BACKGROUND

A.
The Company and Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B.
Investor wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the Common Shares (as defined below) for an aggregate purchase price of US$1,722,500.00 (One Million, Seven Hundred-Twenty-Two Thousand, Five Hundred United States Dollars) (the “Purchase Price”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Investor agree as follows:
ARTICLE I
DEFINITIONS
1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:
“Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.
“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of Illinois are authorized or required by law or other governmental action to close.
“Closing” means the closing of the purchase and sale of the Common Shares pursuant to Section 2.1.
“Common Shares” means 265,000 shares of Common Stock.
“Common Stock” means the common stock, no par value, of the Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Lien” means any lien, charge, claim, security interest, encumbrance, rights of first refusal, preemptive rights or other restriction.
“Market” means Toronto Stock Exchange and New York Stock Exchange.
“Material Adverse Effect” means any effect that either alone or in combination with any other effect has, or would reasonably be expected to have, a materially adverse effect in relation to the condition (financial or otherwise), properties, assets, liabilities, business, operations, prospects, or results of operations of the Company and its Subsidiaries, taken as a whole or the ability of the Company and its Subsidiaries to perform their respective obligations hereunder or to consummate the Transactions; provided that none of the following, individually or in the aggregate, shall be taken into account in determining whether a Material Adverse Effect has occurred: (A) any change in the United States or foreign economies or securities or financial markets in

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general that does not have a disproportionate effect on the Company, (B) any change that generally affects the industry in which the Company operates that does not have a disproportionate effect on the Company, (C) any change arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof, (D) the effect of any change in applicable laws or accounting rules that does not have a disproportionate effect on the Company, (E) any change resulting from compliance with terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or (F) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document to be performed as of the date of determination.
“Person” means any natural person, general or limited partnership, corporation, limited liability company, joint venture, trust, firm, association or other legal or governmental entity.
“Price Per Share” means $6.50, the price to be paid per share for each Common Share.
“Registration Rights Agreement” means the Registration Rights Agreement between the Company and Investor in the Form of Exhibit A.
“ROFO Agreement” means the Right of First Offer Agreement between the Company and Investor in the form attached as Exhibit B.
“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.
“SEC Documents” means all reports, schedules, forms, statements and other documents filed by the Company with the SEC pursuant to the reporting requirements of the Securities Act or the Exchange Act since January 1, 2015 and prior to the date of the Closing and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein.
“Shares” means shares of the Company’s Common Stock.
“Subsidiary” of any Person means any other Person (a) of which the first Person owns directly or indirectly fifty (50) percent or more of the equity interest in the other Person or (b) of which (or in which) an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, more than 50 percent of the equity interests of which) is directly or indirectly owned or controlled by the first Person, by such Person with one or more of its Subsidiaries or by one or more of such Person’s other Subsidiaries or (c) in which the first Person has the contractual or other power to designate a majority of the board of directors or other governing body.
“Transactions” means those transactions contemplated by the Transaction Documents.
“Transaction Documents” means this Agreement, the ROFO Agreement, and the Registration Rights Agreement, including the schedules, annexes and exhibits attached hereto and thereto, and each of the other agreements or instruments entered into or executed by the parties hereto in connection with the transactions contemplated by this Agreement.
“Transfer Agent” means Computershare Investor Services Inc., or any successor transfer agent for the Company.

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ARTICLE II
PURCHASE AND SALE
2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to Investor, and Investor shall purchase from the Company, the Common Shares for the Purchase Price. The date and time of the Closing shall be at 9:00 a.m., Central Time, on the first Business Day following satisfaction of the conditions set forth in Article V or such other date as is mutually agreed upon in writing by the Company and the Investor (the “Closing Date”).
2.2 Closing Deliverables.

(a)	At the Closing, the Company shall deliver or cause to be delivered to Investor the following:

(i)
the Common Shares via a restricted book entry at the Transfer Agent evidencing the Common Shares in a segregated account established by the Transfer Agent for the Investor’s benefit and registered in the name of Investor;

(ii)	the ROFO Agreement executed by the Company;

(iii)	the Registration Rights Agreement executed by the Company; and

(iv)	such other documents relating to the transactions contemplated by this Agreement as Investor or its counsel may reasonably request.

(b)	At the Closing, Investor shall deliver or cause to be delivered to the Company the following:

(i)	the Purchase Price, by wire transfer to an account designated in writing to such Investor by the Company for such purpose;

(ii)	the ROFO Agreement executed by the Investor;

(iii)	the Registration Rights Agreement executed by Investor; and

(iv)	such other documents relating to the transactions contemplated by this Agreement as the Company or its counsel may reasonably request.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to Investor as follows:

(a)
Organization and Qualification. The Company and each Subsidiary is an entity duly organized and validly existing, and the Company is in good standing under the laws of the jurisdiction of its incorporation, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. The Company and each Subsidiary is not in violation or default of any of the provisions of its certificate or articles of formation or incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a Material Adverse Effect, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)
Authorization; Enforcement. The Company has the requisite corporate authority to enter into the Transaction Documents to which it is a party and to consummate the Transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and

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thereunder. The execution and delivery of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby including, without limitation, the issuance of the Common Shares, have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)
No Conflicts; Consents. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the Transactions do not, and will not, (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, as applicable, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including, assuming the accuracy of the representations and warranties of Investor set forth in Section 3.2 hereof, federal and state or foreign securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company or any Subsidiary is bound or affected, except to the extent that such violation would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations at the Closing under or contemplated by the Transaction Documents, including without limitation the issuance of the Common Shares, in each case in accordance with the terms hereof or thereof, except for the following consents, authorizations, orders, filings and registrations, which filings, listings or applications will be made promptly after execution of the this Agreement: (w) the filing of a Form D with the SEC and any applicable state securities authorities, (x) the filing of a Form 8-K with the SEC announcing the entry into the Transaction Documents and the issuance of the Common Shares, (y) the acceptance of the terms of the Transactions by the Toronto Stock Exchange and (z) the listing of the Common Shares on the New York Stock Exchange and the Toronto Stock Exchange. The Company is not in violation of any term of or is in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company, except for possible conflicts, defaults, terminations or amendments which would not reasonably be expected to have a Material Adverse Effect. The business of the Company is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations, the sanctions for which either individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act or applicable state securities laws and the rules and regulations of the Market, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under

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or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. To the Company’s knowledge, neither Market has commenced any delisting proceedings against the Company.

(d)
The Common Shares. The Common Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (as defined below), except for the restrictions on transfer under federal, state and foreign securities laws.

(e)
SEC Documents; Financial Statements. Except for SEC Documents that have been “furnished” to the SEC, the Company has filed all SEC Documents on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all respects with the requirements of the Securities Act and the Exchange Act, as applicable. None of the SEC Documents, at the time they were filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has delivered or made available to the Investor or its representatives true, correct and complete copies of the SEC Documents to the extent such documents are not available on the EDGAR system, if any. As of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable generally accepted accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company has received no notices or correspondence from the SEC since January 1, 2015. There are no “unresolved” SEC comments. To the Company’s knowledge, the SEC has not commenced any enforcement proceedings against the Company.

(f)
Capitalization. As of the date hereof, the authorized capital stock of the Company is set forth in the SEC Documents. Except as disclosed in the SEC Documents, (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, (iv) except for the Registration Rights Agreement dated February 3, 2014 and included as Exhibit 10.2 to the Company’s Form 8-K filed on February 4, 2014, there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act, (v) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement and (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

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(g)
Absence of Certain Changes. Since January 1, 2015, except as set forth in the SEC Documents, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings. The Company is financially solvent and is generally able to pay its debts as they become due.

(h)
Absence of Litigation. Except for litigation in the ordinary course of business or that would not reasonably be expected to result in a Material Adverse Effect, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or threatened against or affecting the Company, its Subsidiaries or any of the Company’s officers or directors in their capacities as such.

(i)
Acknowledgment Regarding Investor’s Status. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

(j)
No Integrated Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company in a manner that would require stockholder approval pursuant to the rules of the Market on which any of the securities of the Company are listed or designated. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Market.

(k)
Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct its businesses as now conducted. None of the Company’s material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or, by the terms and conditions thereof, could expire or terminate within two years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company of any material trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement.

(l)
Environmental Laws. The Company and each of its Subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective

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businesses and (iii) are in compliance in all material respects with all terms and conditions of any such permit, license or approval.

(m)
Title. The Company has good and marketable title in fee simple to all real property owned by it and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects (“Liens”), except for (i) mortgage loans used to purchase real property owned by the Company, (ii) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and (iii) Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with which the Company is in compliance with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

(n)
Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has not been refused any insurance coverage sought or applied for in the past 5 years and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the financial condition of the Company.

(o)
Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its respective business, except where the failure to possess such certificates, authorizations and permits, as the case may be, would not reasonably be expected to result in a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(p)
Tax Status. The Company has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

(q)
Transactions With Affiliates. Since January 1, 2015, except as set forth in the SEC Documents, to the Company’s knowledge, none of the Company’s stockholders, officers, directors, or any family member or affiliate of any of the foregoing, has either directly or indirectly any interest in, or is a party to, any transaction that would be required to be disclosed as a related party transaction pursuant to Rule 404 of Regulation S-K promulgated under the Securities Act.

(r)
Application of Takeover Protections. The Company and its board of directors have taken or will take all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Shares and the Investor’s ownership of the Shares.

(s)
Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might

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constitute material, non-public information which was not otherwise previously disclosed in the SEC Documents. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting purchases and sales of securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Investor regarding the Company, its business and the transactions contemplated hereby, taken as a whole, including the disclosure schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the 12 months preceding the date of this Agreement taken as a whole did not as of their issue date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

(t)
Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(u)
DTC Eligibility. The Company, through the Transfer Agent, currently participates in the DTC Fast Automated Securities Transfer (FAST) Program and the Common Stock can be transferred electronically to third parties via the DTC Fast Automated Securities Transfer (FAST) Program.

(v)	Sarbanes-Oxley. The Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002, as amended, which are applicable to it as of the date hereof.

(w)
Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(x)
Investment Company. The Company is not, and immediately after receipt of payment for the Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(y)
Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock pursuant to the Exchange Act nor has the Company received any notification that the SEC is currently contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received any notice from the Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Market. The Company is in compliance in all material respects with all such listing and maintenance requirements.

(z)	Accountants. The Company’s accountants are an independent registered public accounting firm as required by the Securities Act.

(aa)
No Market Manipulation. The Company has not, and to its knowledge no Person acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for,

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purchased, or, paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.
(bb)Shell Company Status. The Company is not currently, and has never been, an issuer identified in Rule 144(i)(1) under the Securities Act.
3.2 Representations and Warranties of Investor. Investor hereby represents and warrants to the Company as follows:

(a)
Organization; Authority. Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into the Transaction Documents and to consummate the Transactions and otherwise to carry out its obligations hereunder and thereunder. The purchase by Investor of the Common Shares hereunder and the consummation of the Transactions have been duly authorized by all necessary corporate, partnership or other action on the part of Investor. This Agreement and the Transaction Documents or has or will execute have been duly executed and delivered by Investor and constitutes the valid and binding obligation of Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b)
No Public Sale or Distribution. Investor is acquiring the Common Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and Investor does not have a present arrangement to effect any distribution of the Common Shares to or through any person or entity.

(c)
Investor Status. Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Investor is a “U.S. person” as defined in Rule 902 under the Securities Act.

(d)
Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Shares, and has carefully evaluated the merits and risks of such investment. Investor understands that it must bear the economic risk of this investment in the Common Shares, and is able to bear such risk and is able to afford a complete loss of such investment. To the extent necessary, the Investor has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Common Shares hereunder.

(e)
Access to and Review of Information. Investor acknowledges that it has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Common Shares and the merits and risks of investing in the Common Shares; (ii) access to information (other than material non-public information) about the Company and each Subsidiary and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Investor acknowledges it has had an opportunity to review this Agreement and the SEC Documents.

(f)	No Governmental Review. Such Investor understands that no federal, state or foreign agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the

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Common Shares or the fairness or suitability of the investment in the Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares.

(g)
No Conflicts. The execution, delivery and performance by Investor of this Agreement and the consummation by Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Investor, except in the case of clauses (ii) and (iii) above, for such that would not result in a Material Adverse Effect and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby or perform its obligations hereunder.

(h)
Reliance on Exemptions. Investor understands that the Common Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Investor set forth herein and in the other Transaction Documents in order to determine the availability of such exemptions and the eligibility of Investor to acquire the Common Shares. Investor acknowledges that the Company has advised Investor that the Company is relying on an exemption from the requirements to provide Investor with a prospectus and to sell securities through a person or company registered to sell securities under the Securities Act (Alberta), the Securities Act (British Columbia) and the Securities Act (Ontario) and other applicable securities laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Alberta), the Securities Act (British Columbia) and the Securities Act (Ontario) and other applicable securities laws, including statutory rights of rescission or damages, will not be available to Investor. The execution, delivery and performance by Investor of this Agreement and the consummation by Investor of the transactions contemplated hereby will not result in the Investor becoming a “control person” in respect of the Company, as defined under applicable securities laws.

(i)
Transfer or Resale. Investor understands that: (i) the Common Shares have not been and are not being registered under the Securities Act or any state or foreign securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Investor shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Common Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Investor provides the Company with reasonable assurance that such Common Shares can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto); or (ii) any sale of the Common Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Common Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

(j)
Risks and Restrictive Legends. Investor acknowledges that it has been advised as to restrictions with respect to trading in the Common Shares imposed by applicable securities laws, confirms that no representation (written or oral) has been made to it by or on behalf of the Company with respect thereto, acknowledges that it is aware of the characteristics of such Common Shares, and the fact that it may not be able to resell such Common Shares except in accordance with the Registration Rights Agreement or exceptions under applicable securities laws and regulations. Investor agrees that any certificates or book entry position representing the Common Shares may bear the following legends in addition to any further

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legend which may be required by the Toronto Stock Exchange, indicating that the resale of such Common shares is restricted:
“Unless permitted under securities legislation, the holder of this security must not trade the security before [insert date that is 4 months and a day after expected Closing Date].”
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY OTHER APPLICABLE SECURITIES LAWS, UNLESS THE HOLDER SHALL HAVE OBTAINED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(k)
Manipulation of Price. Investor has not, and to its knowledge (assuming the accuracy of the Company’s representations and warranties set forth in Section 3.1 hereof) no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Common Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Common Shares, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(l)
Compliance with Anti-Money Laundering and Anti-Terrorist Laws. Investor affirms that the Purchase Price which will be paid by Investor to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) and Investor acknowledges that the Company may in the future be required by law to disclose Investor’s name and other information relating to this Agreement and Investor’s purchase hereunder, on a confidential basis, pursuant to the PCMLA; and to the best of Investor’s knowledge (i) none of the funds to be used by Investor to purchase the Common Shares (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or (B) are being tendered on behalf of a Person who has not been identified to Investor, and (ii) Investor shall promptly notify the Company if Investor discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES
4.1 Transfer Restrictions. Investor covenants that the Common Shares will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state and foreign securities laws. In connection with any transfer of Common Shares other than pursuant to an effective registration statement or to the Company, or any transfer of Common Shares pursuant to Rule 144, the Company may require the transferor to provide to the Company an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act or applicable state and foreign securities laws.
4.2 Form D and Blue Sky. The Company shall file a Form D with respect to the Common Shares under Regulation D and take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Common Shares for sale to the Investor pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification).

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4.3 Disclosure of Personal Information. Investor acknowledges that this Agreement and the other Transaction Documents require Investor to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the Transactions, which includes without limitation, determining the Investor’s eligibility (or that of any disclosed beneficial purchaser) to purchase the Common Shares under applicable securities laws, preparing certificates or book entry positions representing the Common Shares to be issued to Investor and completing filings required by any stock exchange or securities regulatory authority. Investor’s personal information (and that of any disclosed beneficial purchaser) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, including the Ontario Securities Commission (the “OSC”), (b) the company’s registrar and Transfer Agent, (c) Canadian tax authorities, and (d) any of the other parties involved in the Transactions, including legal counsel, and may be including in closing books or other records in connection with the Transactions. By executing this Agreement, Investor (on its behalf and on behalf of any disclosed beneficial purchaser for whom it is contracting hereunder) consents to the foregoing collection, use and disclosure of Investor’s (and any disclosed beneficial purchaser’s) personal information. Investor (on its own behalf and on behalf of any disclosed beneficial purchaser for whom it is contracting hereunder) also consents to the filing of copies or originals of any of Investor’s documents delivered in connection with this Agreement as may be required to be filed with any stock exchange or securities regulatory authority in connection with the Transactions and expressly consents to the collection, use and disclosure of Investor’s (and any disclosed beneficial purchaser’s) personal information by the Toronto Stock Exchange for the purposes identified by such exchange, from time to time. Investor (on its own behalf and on behalf of any disclosed beneficial purchaser for whom it is contacting hereunder) further acknowledges that it has been notified by the Company (a) of the requirement to deliver to the OSC the full name, residential address and telephone number of the purchaser of the securities, the number and type of securities purchased, the total purchase price, the exemption relied upon and the date of sale or distribution; (b) that this information is being collected indirectly by the OSC under the authority granted to it in securities legislation; (c) that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario; and (d) that the Administrative Support Clerk can be contacted at Ontario Securities Commission, Suite 1903, Box 55, 22 Queen Street West, Toronto, Ontario M5H 3S8, or at (416) 593-3684, and can answer any questions about the OSC’s indirect collection of this information.
4.4. Further Assurances. In consideration of the Investor’s execution and delivery of the Transaction Documents and acquiring the Shares hereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and all of its affiliates, stockholders, officers, directors and employees and any of the foregoing Person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to: (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (d) any violation of the Securities Act, the Exchange Act, state securities or “Blue Sky” laws, or the rules and regulations of the Market in connection with the transactions contemplated by the Transaction Documents by the Company or any of its affiliates, officers, directors or employees; provided, however, that (I) the indemnity contained in clause (c) of this Section shall not apply to any Indemnified Liabilities which directly and primarily result from the fraud, gross negligence or willful misconduct of an Indemnitee, (II) the indemnity contained in clause (d) of this Section shall not apply to any Indemnified Liabilities to the extent, but only to the extent,

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arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use in any prospectus Supplement, if the prospectus was timely made available by the Company to the Investor, (III) the indemnity contained in clause (d) of this Section shall not inure to the benefit of the Investor to the extent such Indemnified Liabilities are based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company, and if delivery of the prospectus would have cured the defect giving rise to such Indemnified Liabilities, (IV) the indemnity in this Section shall not apply to amounts paid in settlement of any claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed, and (V) the indemnity in this Section shall not apply to any Indemnified Liabilities which result from the inaccuracy of the representations and warranties of Investor set forth in Section 3.2 hereof. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Any required indemnification payment for any particular claim shall be made within thirty (30) days from the date the Investor makes written request for it. If any action shall be brought against any Indemnitee in respect of which indemnity may be sought pursuant to this Agreement, such Indemnitee shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Indemnitee. Any Indemnitee shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee, except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Indemnitee, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.
ARTICLE V
CONDITIONS
5.1 Conditions Precedent to the Obligations of Investor. The obligation of Investor to acquire the Common Shares at the Closing is subject to the satisfaction or waiver by Investor, at or before the Closing, of each of the following conditions:

(a)
Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date (except for those representations and warranties that are (1) already qualified by materiality or (2) speak as of a specific date, which shall be true and correct as of such specified date).

(b)
Performance. The Company shall have performed, satisfied and complied in with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)
Approvals. (i) The Toronto Stock Exchange shall have accepted the terms of the Transactions and (ii) the New York Stock Exchange and the Toronto Stock Exchange shall have approved the listing of the Common Shares.

(d)
Deliverables. The Company shall have executed each of the Transaction Documents to which it is a party and delivered the same to Investor. The Company shall have delivered to Investor those items required by Section 2.2(a).

5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Common Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

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(a)
Representations and Warranties. The representations and warranties of Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date (except for those representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date).

(b)
Performance. Investor shall have performed, satisfied and complied with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by Investor at or prior to the Closing.

(c)
Approvals. (i) The Toronto Stock Exchange shall have accepted the terms of the Transactions and (ii) the New York Stock Exchange and the Toronto Stock Exchange shall have approved the listing of the Common Shares.

(d)
Deliverables. Investor shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company. Investor shall have delivered to the Company those items required by Section 2.2(b).

ARTICLE VI
MISCELLANEOUS
6.1 Termination. This Agreement may be terminated by the Company by written notice to Investor, if the Closing has not been consummated by November 15, 2016; provided that no such termination will affect the liability of any party for breach by the other party (or parties) prior to such termination.
6.2 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.
6.3 Entire Agreement. The Transaction Documents, together with the exhibits, annexes and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and Investor will execute and deliver to Investor such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.
6.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission and electronic or mechanical confirmation of receipt, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section during business hours on a Business Day, (b) the Business Day following the date of deposit with a nationally recognized overnight courier service, or (c) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.
6.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

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6.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Investor; provided, however this Agreement shall be assigned to any corporation or association into which the Company may be merged or converted or with which it may be consolidated, or any corporation, association or other similar entity resulting from any merger, conversion or consolidation to which the Company shall be a party without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties to this Agreement except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.
6.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
6.9 Governing Law; Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, regardless of the laws that might otherwise govern pursuant to applicable principles of conflicts of law thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue in the United States District Court – Northern District of Illinois (or, if subject matter jurisdiction in that court is not available, in the state courts of Illinois located in Cook County, Illinois) in connection with any matter based upon or arising out of this Agreement or the transactions contemplated hereby and agrees that process may be served upon such party in any manner authorized by the laws of the State of Illinois or in such other manner as may be lawful, and that service in such manner shall constitute valid and sufficient service of process. Each party hereto waives and covenants not to assert or plead any objection that such party might otherwise have to such jurisdiction, venue and process. Each party hereto hereby agrees not to commence any legal proceedings relating to or arising out of this Agreement or the transactions contemplated hereby in any jurisdiction or courts other than as provided herein.
EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF A PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.
6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.
6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
6.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Investor and the Company will be entitled to seek specific performance under the

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Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.
[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

KINGSWAY FINANCIAL SERVICES INC.

By:	______________________________
Name:
Title:

150 Pierce Road, 6th Floor Itasca, IL 60143 Attention: Hassan Baqar and William Hickey Facsimile:
Email: hbaqar@kingswayfinancial.com; whickey@kingswayfinancial.com

With a copy to:

McDermott Will & Emery LLP
227 W. Monroe Street
Chicago, IL 60606 Attention: Eric Orsic
Facsimile No.: (312) 984-7700
Email: eorsic@mwe.com

INVESTOR:

GRIZZLYROCK INSTITUTIONAL VALUE PARTNERS, LP

By:	_____________________________
Name: Kyle Mowery
Title: Managing Director

191 North Wacker #1500
Chicago, IL 60606
Email: kyle@grizzlyrockcapital.com

With copies to:

Thompson Coburn LLP
David J. Kaufman
55 East Monroe
Suite 3700
Chicago, IL 60603
312.580.2342
djkaufman@thompsoncoburn.com

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

EXHIBIT B

RIGHT OF FIRST OFFER AGREEMENT